UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 9, 2005

                           BIO-LOK INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

DELAWARE                             333-126394                 65-0317138
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(State or other jurisdiction        (Commission               (IRS Employer
Of incorporation)                   File Number)          Identification Number)

                              368 S. Military Trail
                            Deerfield Beach, FL 33442
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                    (Address of Principal Executive Offices)

                                 (954) 698-9998
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              (Registrant's telephone number, including area code)

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On November 14, 2005, BioLok International Inc. (the "Company") issued a press release announcing the preliminary financial results of its fourth quarter ended October 31, 2005, and results for the year 2005. A copy of the press release is attached as Exhibit 99.1.

      The information under this caption, "Item 2.02 - Results of Operations and Financial Condition," including information in any related exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. This information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

Exhibit No.          Description
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99.1                 Earnings release issued by Bio-Lok International Inc.
                     on November 14, 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 14, 2005               /s/ Bruce L. Hollander
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                                  Bruce L. Hollander, President